CSMC 2022-NQM1 Trust ABS-15G

Exhibit 99.26

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its clients, DLJ Mortgage Capital, Inc. The review included a total of two hundred nine (209) newly originated residential mortgage loans, in connection with the securitization identified as CSMC 2022-NQM1 (the “Securitization”). The review began on September 1, 2021, and concluded on January 1, 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was below 2.5. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (209 loans in total):

121 loans had a Desk Reviews (CDA), and 0 loans had AVMs. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

One loan had a Field Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 209 mortgage loans reviewed, 84 unique mortgage loans (40.19% by loan count) had a total of 221 different tape discrepancy across four data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Original LTV	50	22.62%
Original CLTV	50	22.62%
Closing Date	18	8.14%
Origination Date	18	8.14%
First Payment Date of Loan	18	8.14%
Maturity Date	18	8.14%
UW FICO Utilized	9	4.07%
Borrower First Name	9	4.07%
Property Type	7	3.17%
Original Collateral Value	5	2.26%
Loan Purpose	4	1.81%
Escrow Indicator	4	1.81%
Occupancy	3	1.36%
Original PI Payment	2	0.90%
Original Term	2	0.90%
Property Address	1	0.45%
Gross Margin	1	0.45%
CoBorrower First Name	1	0.45%
Prepayment Penalty Indicator	1	0.45%
Total Discrepancies:	221	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	188	$104,275,043.00	89.95%
Event Grade B	16	$13,032,300.00	7.66%
Event Grade C	2	$308,822.00	0.96%
Event Grade D	3	$891,300.00	1.44%
Total Sample	209	$118,507,465.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	191	91.39%
Event Grade B	13	6.22%
Event Grade C	2	0.96%
Event Grade D	3	1.44%
Total Sample	209	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	204	97.61%
Event Grade B	4	1.91%
Event Grade C	1	0.48%
Event Grade D	0	0%
Total Sample	209	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	206	98.56%
Event Grade B	2	0.96%
Event Grade C	1	0.48%
Event Grade D	0	0%
Total Sample	209	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Property is located in a FEMA disaster area	46
		Initial Loan Application is Missing	14
		Fraud Report Shows Uncleared Alerts	12
		Transmittal Summary is Missing	9
		Asset Documents are Incomplete	6
		Qualifying DTI exceeds Guideline Maximum Allowable	5
		Liquid Reserves are less than Guidelines Required	4
		Fraud Report Missing	4
		Borrower Liabilities Verification Indicator is Partial	4
		Hazard Insurance Effective Date is after the Note Date	4
		Loan Purpose is indicated as Unavailable	3
		Flood Certificate is Missing	3
		Borrower Employment Verification does not meet guidelines	3
		Borrower Credit Report is Missing	2
		DSCR is less than guideline minimum	2
		Hazard Insurance Coverage is Not Sufficient.	2
		Final Loan Application is Missing	2
		Note Document Indicator is Missing	2
		Housing history does not meet guidelines	2
		Borrower Income Verification does not match Approval	2
		Condo Approval Missing	2
		Hazard Insurance Coverage is Not Sufficient	2
		Appraisal date is greater than 120 days from Origination date.	2
		CoBorrower Employment Verification does not meet guidelines	1
		Note is not executed by all borrowers	1
		Borrower residency documentation not provided or issue with documentation	1
		CoBorrower Transcripts is Missing	1
		Borrower Transcripts are missing	1
		Hazard Insurance Indicator is Partial	1
		Co-Borrower residency documentation not provided or issue with documentation	1
		Borrower Asset Verification is Missing	1
		Note Document Indicator is Partial	1
		Borrower Employment Verification Level is missing	1
		Transmittal Summary is Partial	1
		Insufficient cash to close.	1
		Servicing Comments are Missing	1
		Borrower Liabilities Verificiation Indicator is Missing	1
		CoBorrower Income Verification does not match Approval	1
		Final Loan Application is Partial	1
		Minimum Flood Insurance Coverage has not been met	1
		Flood Insurance Policy is Missing	1
		Total Credit Grade (A) Exceptions:	155
	B	Underwriting CLTV exceeds Guideline Maximum Allowable	2
		Overdraft/NSF Count Exceeds Tolerance	2
		Underwriting LTV exceeds Guideline Maximum Allowable	2
		Housing history does not meet guidelines	2
		Hazard Insurance Coverage is Not Sufficient.	1
		DSCR is less than guideline minimum	1
		Number of Mortgage Properties Exceeds Max Allowable Per Guidelines	1
		Borrower Liabilities Verification Indicator is Partial	1
		Property recently listed for sale	1
		Borrower Employment Verification does not meet guidelines	1
		Hazard Insurance Indicator is Partial	1
		Minimum Trade Line Requirement Not Met	1
		Loan amount is greater than the maximum loan amount allowed per guidelines	1
		Total Credit Grade (B) Exceptions:	17
	C	Borrower Income Verification does not match Approval	4
		Borrower Liabilities Verification Indicator is Partial	3
		CoBorrower Income Verification does not match Approval	2
		Hazard Insurance Coverage is Not Sufficient.	1
		Overdraft/NSF Count Exceeds Tolerance	1
		Residual income does not meet guidelines.	1
		Fraud Report Shows Uncleared Alerts	1
		Total Credit Grade (C) Exceptions:	13
Compliance	A	The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	8
		Subject loan is an investment cash out. Evidence of cash-out purpose not provided.	6
		Charges That Cannot Increase Test	6
		Reimbursement Amount Test	5
		Consummation or Reimbursement Date Validation Test	4
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	3
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	2
		TILA Finance Charge Test	2
		ATR/QM Status is Pending	2
		Initial Escrow Account Disclosure is Missing	1
		Lender did not provide ATR/QM Status Determination	1
		Lender Credits That Cannot Decrease Test	1
		Prohibited Fees Test	1
		Per Diem Interest Amount Test	1
		TRID Total of Payments Test	1
		Higher-Priced Mortgage Loan Appraiser License Status Alert (12 CFR 1026.35(c)(1)).	1
		TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	1
		TILA APR Test	1
		TRID Consummation Date and Closing / Settlement Date Validation Test	1
		TILA Right of Rescission Test	1
		Security Instrument Indicator is Missing	1
		Initial Closing Disclosure Delivery Date Test	1
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Right to Cancel is Missing	1
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Total Compliance Grade (A) Exceptions:	54
	B	Affiliated Business Disclosure is Missing	4
		Total Compliance Grade (B) Exceptions:	4
	C	NC SB 1149 High Cost Home Loan Points and Fees Test	1
		NC SB 1149 High Cost Home Loan Financing of Points and Fees Test	1
		Total Compliance Grade (C) Exceptions:	2
Property	A	Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	38
		Third Party Valuation Product not Provided	7
		Title Issues Present	8
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	5
		Origination Appraisal is Partial	3
		Is Completion Certificate in file is No	2
		Third Party Desk Review variance to appraised value exceeds 10%	2
		Second Appraisal is Missing	2
		UCDP Summary Report is Partially Provided or Inaccurate	1
		UCDP Summary Report is Missing	1
		Hazard Insurance Effective Date is after the Review Date	1
		Appraiser's License was Inactive at time of origination	1
		Total Property Grade (A) Exceptions:	71
	B	Third Party Desk Review variance to appraised value exceeds 10%	1
		Appraisal guideline violation	1
		Total Property Grade (B) Exceptions:	2
	C	Title Issues Present	1
		Total Property Grade (C) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.